EXHIBIT 10.1

AGREEMENT TO TRANSFER PROPERTY BY DEED IN LIEU OF FORECLOSURE

This Agreement ("Agreement") is made and entered into this 16th day of June, 2011 ("Effective Date"), by and among Plaza Bank, successor in interest to SouthwestUSA Bank by asset acquisition from the Federal Deposit Insurance Corporation as Receiver for SouthwestUSA Bank ("Lender'') and American Vantage Companies ('"Borrower"). Lender and Borrower are hereafter referred to collectively as "Parties" and each individually as a “Party.”

RECITALS

A.        Borrower is the obligor under that certain Promissory Note in favor of Lender dated December 28, 2007 in the original principal amount of $1,132,000.00 ("Note").

B.        The Note evidences a loan ("Loan") from Lender to Borrower, and is secured by a Deed of Trust dated December 28, 2007 and recorded in t he Office of the Clark County, Nevada Recorder ("Official Records") on January 3, 2008 in Book 20080103 as Instrument 0003883 ("Deed of Trust"), encumbering the property identified  in Exhibi t "A" to the Deed of Trust ("Property").

C.        The Loan is further evidenced by a Business Loan Agreement by and between Lender and Borrower dated December 28, 2007 ("Loan Agreement"), a Commercial Security Agreement dated December 28, 2007 ("Securitv Agreement"), and those certain Change in Terms Agreements dated  October  28,  2008, September  8, 2009,  and September 29,  2010  (t he "Change in Terms Ag:reements" and, together with the Note, Deed of Trust, Loan Agreement and Security Agreement, the "Loan  Documents").

D.        Borrower defaulted under its obligations under the Loan Documents, and Borrower has requested to transfer the Property to Lender pursuant to a Deed in Lieu of Foreclosure ("DIL"), in full satisfaction of all obligations of Borrower under the Loan Documents.   Lender has agreed to accept transfer of the Property to Lender by DIL in full satisfaction of all obligations of Borrower under the Loa n Documents, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration,  t he receipt and sufficiency of which are hereby acknowledged, the Parties  agree  as follows:

AGREEMENT

1.        Transfer of Property. Borrower hereby agrees to grant, bargain, sell and convey to Lender, the Property, together with all tenements, hereditaments and appurtenances thereto, including easements and water rights, if any, belonging or appertaining thereto, and any reversions, remainders, rents, issues, or profits. The transfer shall be made by DIL, the form of which is attached hereto as Exhibit 'A."

2.          Release of Lender.  As of the Effective Date, Borrower hereby releases and discharges Lender and its successors, assigns, agents, representatives, servicers, and affiliates of and from any and a ll manner of action, causes of action, in law or equity, suits, debt, liens, contracts, agreements, promises,  liability,  claims,  demands,  damages, charges,  losses,  costs,  and  attorney's fees  and expenses  of any nature whatsoever,  known  or unknown,  fixed or contingent, choate or inchoate, which  Borrower  has or may have against  Lender  by reason  of any  matter,  cause,  act, or  thing whatsoever, arising at any time prior to the Effective Date in connection with the Property, Loan or the Loan Documents.

3.         No Advice.  Borrower represents and acknowledges that Lender has given no advice and makes no representations regarding the tax effect of this Agreement, and further represents that it has had full opportunity to consult with legal counsel of its choosing regarding this Agreement including, but not limited to, the tax consequences of this Agreement.  No representation, warranty, agreement, statement, guaranty or promise, if any, made by any person acting on behalf of Lender which is not contained in this Agreement will be valid or binding on Lender.

4.         Conditions Precedent.  The following are conditions precedent to Lender's obligations under this Agreement:

 (a)        Lender shall have completed an inspection of the Property prior to the closing of thi s Agreement and the results of any such inspection shall be satisfactory to Lender in Lender's sol e and unfettered discretion.

 (b)        Borrower shall pay $1,606. 76 towards outstanding real property taxes due and owing as of June 1 4, 2011.

 (c)        Borrower  shall leave  on  Property  (a)  the wall  shelving  unit  in office  (b) outside  security  cameras  (c)  electronics/computer  control  panel/applicable wiring  in  the main conference room.

5.         Miscellaneous.

 (a)        The laws of the State of Nevada shall govern the validity, construction, performance, and effect of this Agreement. Any action relating to this Agreement may be commenced and maintained only in a court having competent jurisdiction that is located in Clark County, Nevada.

 (b)        This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns.

 (c)        If any term,  provision,  covenant,  or condition of  this Agreement, or any application  thereof, should be held by a court of competent  jurisdiction to be invalid, void or unenforceable, all  provisions,  covenants and conditions  of tills Agreement, and  all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

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 (d)        In the event any action is commenced by either Party against the other in connection herewith (including any action to lift a stay or other bankruptcy proceeding), the prevailing Party shall be entitled to payment from the other Party or Parties of the prevailing Party's costs and expenses, including reasonable attorneys' fees, as determined by the court.

 (e)       This Agreement, together with the Loan Documents and the DIL, constitutes the entire agreement between the Parties pertaining to the subject matter contained herein and supersedes all prior representations, agreements and understandings of the Parties.  No addition to or modification of this Agreement shall be binding unless executed in writing by the Parties hereto.

 (f)       Time is of the essence in the performance of the Parties' respective obligations set forth in this Agreement and all the terms, provisions, covenants, and conditions hereof.

 (g)       This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. Any signature page of this Agreement may be detached from ar1y counterpart without impairing the legal effect of any signatures thereon, and may be attached to another counterpart, identical in form thereto, but having attached to it one or more additional signature pages. To facilitate execution of this Agreement, the Patties may execute and exchange by telephone facsimile counterparts of the signature pages.

 (h)        The headings of the various paragraphs of this Agreement have been inserted only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

 (i)         THE PARTIES KNOWINGLY AND FREELY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND REPRESENT THAT THE RIGHT TO A JURY TRIAL IS AN IMPORTANT RIGHT, THAT EACH HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, THAT THIS PROVISION IS A MATERIAL AND NEGOTIATED TERM OF THIS AGREEMENT, THAT EACH PARTY WOULD NOT ENTER INTO THIS AGREEMENT BUT FOR THE JURY TRIAL WAIVER, AND THAT EACH PROVIDES THIS WAIVER HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOOSING.

/s/ AMM	/s/ JC
Borrower’s Initials	Lender’s Initials

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 G)        The Parties agree that all Parties participated in the negotiation and drafting of this Agreement and that this Agreement shall not be construed against any Party as a result of such Party's role in the drafting of this Agreement.

 (k)        The Parties each agree that during the term of this Agreement, they shall each use commercially  reasonable efforts to maintain the confidentiality of both the existence and terms of this Agreement including, without  limitation, taking reasonable steps to ensure that its agents and representatives maintain such confidentiality.

 (I)        In addition to the obligations required to be performed hereunder by the Patties at or prior to the closing of this Agreement, each Party, from and after the Effective Date, shall execute, acknowledge and/or deliver such other instruments as may be reasonably requested in order to effectuate the purposes of this Agreement, provided said action does not impose additional liability or obligations on Lender or Borrower beyond that imposed by this Agreement or the DIL.

IN WITNESS WHEREOF, all Parties have executed this Agreement as of the day and year first above written.

Parties:

Plaza Bank		American Vantage Companies

By:	/s/ Justin Cabeza	By:	/s/ Anna M. Morrison
Name:	Justin L. Cabeza	Name:	Anna M. Morrison
Title:	Vice-President	Title:	Chief Financial Officer

EXHIBIT "A"

DEED IN LIEU OF FORECLOSURE

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, AMERICAN VANTAGE COMPANIES, a Nevada corporation, (“Grantor”) does hereby GRANT, BARGAIN, SELL, CONVEY, and CONFIRM TO PLAZA BANK, successor in interest to SouthwestUSA Bank by asset acquisition from the Federal Deposit Insurance Corporation as Receiver for SouthwestUSA Bank (“Grantee”) all of Grantor’s right, title and interest in and to the real property situation in the County of Clark, State of Nevada, more particularly described on Exhibit A attached hereto and by this reference incorporated herein as if set forth in full (the “Property”).

TOGETHER WITH all tenements, hereditaments and appurtenances, including easements and water rights, if any, thereto belonging or appertaining, and any reversions, remainders, rents issues or profits thereof.

TO HAVE AND TO HOLD the same unto the said Grantee and to its successors and assigns forever.

AND GRANTOR, for Grantor and Grantor’s heirs, covenants with Grantee, Grantee’s heirs, and assigns, that Grantor is lawfully seised in fee simple of the Property; Grantor has marketable title to the Property and a good right to convey the Property; the Property is free from all encumbrances; Grantor and Grantor’s heirs, and all persons acquiring any interest in the property granted, through or for Grantor, on demand of Grantee or its heirs or assigns will execute any instrument necessary for the further assurance of the Title to the Property that may be reasonably required; and Grantor and Grantor’s heirs will forever warrant and defend all of the property so granted to Grantee, Grantee’s heirs, and assigns, against any and all persons lawfully claiming the property or any part of the Property.

Grantor hereby acknowledges that it is Grantor’s intention to convey by this deed not only all of Grantor’s right, title and interest, but also any and all right, title and interest after acquired by Grantor or his successors or assigns in the Property.

This deed is an absolute conveyance and a substitute for foreclosure, the Grantor having sold said land to the Grantee for fair and adequate consideration, such consideration, in addition to that above recited, being full satisfaction of all obligations secured by the certain Deed of Trust (“Deed of Trust”) recorded on January 3, 2008 in the Official Records of Clark County, Nevada in Book 20080103 as Instrument No. 0003883 executed by American Vantage Companies, as Grantor, to Nevada Title Company, as Trustee, for the benefit of Grantee, the beneficiary under the Deed of Trust.

Grantor declares that this conveyance is freely and fairly made, and that other than the Deed of Trust, the Promissory Note dated December 28,2007 in the original principal amount of $1,132,000, the Business Loan Agreement by and between Grantor and Grantee dated December 28, 2007, the Commercial Security Agreement by and between Grantor and Grantee dated December 28, 2007, and those certain Change in Terms Agreements by and between Grantor and Grantee dated October 28, 2008, September 8, 2009, and September 29, 2010, there are no other agreements, oral or written, between the Grantor and the Grantee with respect to the Property.

Grantor hereby acknowledges that the interest of Grantee in the Property pursuant to the terms of the Deed of Trust shall not merge with its interest as Grantee herein. It is the express intention of Grantor and Grantee that such interest of Grantee as beneficiary under the Deed of Trust and as the grantee under this deed shall not merge, but shall be and remain at all times separate and distinct, notwithstanding any union of said interests in Grantee at any time, and that the Deed of Trust shall remain at all times a valid and continuous lien on the Property, unless and until the Deed of Trust is reconveyed by the Trustee under a recorded instrument of reconveyance.

Remainder of this page intentionally left blank

DATED this 16th day of June, 2011.

GRANTOR:

AMERICAN VANTAGE COMPANIES, a
Nevada corporation

By:	/s/ Anna M. Morrison
Name:	Anna M. Morrison
Its:	CFO

STATE OF NEVADA	)
)
COUNTY OF CLARK	)

This instrument was acknowledged before me on this 16th day of June, 2011, by A. M. Morrison as CFO of American Vantage Companies, a Nevada corporation.

/s/ Jaclyn G. Smith
Notary Public

EXHIBIT A –
LEGAL DESCRIPTION

PARCEL ONE (1) - UNIT:

UNITS ONE (1), TWO (2) AND THREE (3), INBUILDING A OF DURANGO TRAILS CONDOMINIUMS (A COMMERCIAL CONDOMINIUM COMMUNITY) AS SHOWN BY MAP THEREOF ON FILE IN BOOK 124 OF PLATS, PAGE 46, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA (HEREINAFTER THE “PLAT”).

PARCEL TWO (2) – COMMON ELEMENTS:

AN UNDIVIDED INTEREST AS A TENANT-IN-COMMON IN THE COMMON ELEMENTS SHOWN ON THE PLAT, IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE DECLARATION OF COVENANTS, CONDITIONS AND RESTRICTIONS FOR DURANGO TRAILS CONDOMINIUMS RECORDED AUGUST 10, 2005, IN BOOK 20050810 AS DOCUMENT NO. 0002177 AND AS AMENDED AND RESTATED AUGUST 22, 2005 IN BOOK 20050822 AS DOCUMENT NO. 0004984 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA (HEREINAFTER THE “DECLARATION”).

EXCEPTING THEREFROM, ALL UNITS SHOWN ON THE PLAT.

RESERVING THEREFROM, THE RIGHT TO USE ANY OF THOSE AREAS DESIGNATED AS LIMITED COMMON ELEMENTS IN THE PLAT AND/OR THE DECLARATION.

FURTHER RESERVING THEREFROM, FOR THE BENEFIT OF THE OWNERS OF ALL UNITS SHOWN ON THE PLAT (EXCEPT THE UNITED REFERRED TO IN PARCEL ONE (1) ABOVE), NON-EXCLUSIVE BASEMENTS FOR ACCESS, INGRESS, EGRESS, USE, ENJOYMENT AND OTHER PURPOSES ON, OVER AND ACROSS THE COMMON ELEMENTS, AS DEFINED IN, AND SUBJECT TO THE DECLARATION.

PARCEL THREE (3) – LIMITED COMMON ELEMENTS:

THE EXCLUSIVE RIGHT TO USE, POSSESS AND OCCUPY THE FOLLOWING, SUBJECT TO THE TERMS AND PROVISIONS OF THE DECLARATION:

PARKING SPACE NUMBERS: 118 (AS TO UNIT 1),
116 AND 117 (AS TO UNIT 2) AND 114 AND 115 (AS TO UNIT 3)

ALL OF WHICH ARE DESCRIBED AS LIMITED COMMON ELEMENTS IN THE ABOVE STATED “DECLARATION” AND WHICH ARE APPURTENANT TO PARCELS ONE (1) AND TWO (2) DESCRIBED ABOVE.

PARCEL FOUR (4) – APPURTENANT EASEMENTS:

NON-EXCLUSIVE EASEMENTS FOR ACCESS, INGRESS, EGRESS, USE, ENJOYMENT AND OTHE RPURPOSES ON, OVER AND ACROSS THE COMMON ELEMENTS AS DEFINED IN AND SUBJECT TO THE DECLARATION, WHICH EASEMENTS ARE APPURTENANT TO PARCELS ONE (1), TWO (2) AND THREE (3) ABOVE.